UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GRAHAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on August 9, 2018.

GRAHAM CORPORATION

GRAHAM CORPORATION

20 FLORENCE AVENUE

BATAVIA, NY 14020

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 15, 2018
Date: August 9, 2018 Time: 11:00 AM EDT
Location:	Graham Corporation
20 Florence Avenue
Batavia, New York 14020

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT/FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of current and/or future proxy materials, including a proxy card, you must request them. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 26, 2018 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. To obtain directions to attend the 2018 annual meeting of stockholders, please contact our Corporate Secretary at the following address: Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01) Alan Fortier
02) James R. Lines
03) Lisa M. Schnorr

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	To approve, on an advisory basis, the compensation of our named executive officers.

3.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019.

NOTE: In their discretion, and in accordance with applicable law, the named proxies may vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The 2018 Annual Meeting of Stockholders of Graham Corporation will be held on Thursday, August 9, 2018, at 11:00 a.m., Eastern Time, at our principal executive offices located at 20 Florence Avenue, Batavia, New York 14020, for the following purposes:

1.    to elect as Directors the three nominees named in the proxy statement;

2.    to approve, on an advisory basis, the compensation of our named executive officers;

3.    to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019; and

4.    to transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Our Board of Directors has fixed the close of business on June 15, 2018 as the record date for determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting as well as at any adjournment of the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

James R. Lines

President and Chief Executive Officer

June 28, 2018